SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 11, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 11, 2004, Lennox International Inc. (the “Company”) issued a press release providing additional information regarding its financial results for the fiscal year ended December 31, 2003, which it had previously announced in a press release issued on February 4, 2004, and announced that it would delay the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 with the Securities and Exchange Commission pending completion of an internal inquiry being conducted by the Audit Committee of the Company’s Board of Directors. For additional information, see the March 11, 2004 press release furnished as Exhibit 99.1 to this report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99.1 is deemed to be furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: March 11, 2004	By:	/s/ Richard A. Smith

	Name: Title:	Richard A. Smith Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 11, 2004.